UNITED STATES

SECURITIES and EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 18, 2005

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 0-20975

Tennessee	87-0267438
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10215 Technology Drive Suite 301, Knoxville, Tennessee 37932

(Address of Principal Executive Office

(865) 675-1554

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of directors or principal officers; election of directors; appointment of principal officers.

        On November 18, 2005 the Board of Directors of Tengasco, Inc. appointed Jeffrey R. Bailey as Chief Executive Officer of the Company.   The Company has not recently maintained a separate office of Chief Executive Officer, and Mr. Bailey who has served as President of the Company has exercised all authority granted to a chief executive.  He will continue to do so in the office entitled Chief Executive Officer after November 18, 2005. The Company will not retain the separate title and office of President.

Item 9.01 Financial Statements and Exhibits

( c) Exhibits

99.1 Press Release dated November 22, 2005

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.
Dated: November 22, 2005
Tengasco, Inc.

By: s/Jeffery R. Bailey Jeffrey R. Bailey, Chief Executive Officer